SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)             N/A
                                                -------------------------------

                              Heilig-Meyers Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Virginia                       1-8484                  54-0558861
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               file number)           Identification No.)


12560 West Creek Parkway, Richmond, Virginia            23238
--------------------------------------------------------------------------------
  (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code       (804) 784-7300
                                                   ----------------------------


                                      N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On March 24, 1999, Heilig-Meyers Company (the "Company") issued a press release, which is attached hereto as Exhibit 99 and is incorporated herein by reference, reporting the hiring of Don Shaffer as President and Chief Operating Officer, the possible divestiture of the Company's Rhodes and Mattress Discounters subsidiaries and the results for the fourth quarter and fiscal year ended February 28, 1999.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following exhibit is filed as a part of this report:

         Exhibit 99 - Press Release dated March 24, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        HEILIG-MEYERS COMPANY


Date:  March 29, 1999                   By:   /s/ Roy B. Goodman
                                            -----------------------------------
                                            Roy B. Goodman
                                            Executive Vice President,
                                            Principal Financial Officer

                                  Exhibit Index

Exhibit
No.               Description
-------           -----------

99                Press Release dated March 24, 1999